Exhibit 32

                         CERTIFICATION

I, Matthew Harriton, Chief Executive Officer of Nesco Industries, Inc. (the "Company"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 USC Section 1350, that:

1. The Company's Annual Report on Form 10-KSB for the period ended April 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                              By:  /s/ Matthew Harriton
                                   Matthew Harriton
                                   Chief Executive Officer
Dated: October 24, 2005


I, Karen Nazzareno, Chief Financial Officer of Nesco Industries, Inc. (the "Company"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 USC Section 1350, that:

1. The Company's Annual Report on Form 10-KSB for the period ended April 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                              By:  /s/ Karen Nazzareno
                                   Karen Nazzareno
                                   Chief Financial Officer
Dated: October 24, 2005